Exhibit (14)

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     We consent to the references to our firm under the captions "Financial Highlights" and "Experts" in the Combined Proxy Statement of Regions Morgan Keegan Select Funds (consisting of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Select Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund) and Prospectus of Pioneer Mid Cap Growth Fund II (a series of Pioneer Series Trust I), Pioneer Growth Fund (a series of Pioneer Series Trust I), Pioneer Fund, Pioneer Mid Cap Value Fund, Pioneer Cullen Value Fund (a series of Pioneer Series Trust III), Pioneer Classic Balanced Fund (a series of Pioneer Series Trust IV), Pioneer Bond Fund, Pioneer Short Term Income Fund, Pioneer Intermediate Tax Free Income Fund (a series of Pioneer Series Trust I), Pioneer Treasury Reserves Fund (a series of Pioneer Series Trust IV), Pioneer Cash Reserves Fund (a series of Pioneer Money Market Trust) (together, the "Pioneer Funds") ("Combined Proxy Statement and Prospectus"). We further consent to the references to our firm under the captions "Independent Registered Public Accounting Firm" in the Pioneer Funds' Statement of Additional Information and "Representations and Warranties" (paragraphs 4.1(e) and 4.2(h)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Funds.

     We also consent to the references to our firm under the captions "Disclosure of Portfolio Holdings" "Independent Registered Public Accounting Firm", and "Financial Statements" in the Pioneer Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 25, 2008 in Post-Effective Amendment No. 82 (File No. 2-25980); Pioneer Mid Cap Value Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on February 28, 2008 in Post-Effective Amendment No. 28 (File No. 33-34801); Pioneer Cullen Value Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on October 27, 2008 in Post-Effective Amendment No. 4 (File No. 333-120144); Pioneer Classic Balanced Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 26, 2008 in Post-Effective Amendment No. 3 (File No. 333-126384); Pioneer Bond Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on October 27, 2008 in Post-Effective Amendment No. 45 (File No. 002-462436); Pioneer Short Term Income Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on December 23, 2008 in Post-Effective Amendment No. 5 (File No. 333-114423); Pioneer Treasury Reserves Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on November 26, 2008 in Post-Effective Amendment No. 4 (File No. 333-126384); Pioneer Cash Reserves Fund Statement of Additional Information on Form N-1A, which was filed with the Securities and Exchange Commission on April 25, 2008 in Post-Effective Amendment No. 33 (File No. 33-13179); where each Statement of Additional Information is incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 of the Pioneer Funds. We further consent to the incorporation by reference of our reports on each of the financial statements and financial highlights for the Pioneer Fund and the Pioneer Cash Reserves Fund as of December 31, 2007, dated February 19, 2008; Pioneer Mid Cap Value Fund as of October 31, 2008, dated December 19, 2008; Pioneer Cullen Value and Pioneer Bond Fund as of June 30, 2008, dated August 18, 2008; Pioneer Treasury Reserves Fund and Pioneer Classic Balanced Fund as of July 31, 2008, dated September 19, 2008; Pioneer Short Term Income Fund as of August 31, 2008, dated October 24, 2008, which are also incorporated by reference into the Statement of Additional Information included in this Registration Statement on Form N-14 for the Pioneer Funds.

                                                          /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 9, 2009

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-14 of our report dated January 28, 2009, relating to the financial statements and financial highlights which appears in the November 30, 2008 Annual Report to Shareholders of Regions Morgan Keegan Select Mid Cap Growth Fund, Regions Morgan Keegan Select Growth Fund, Regions Morgan Keegan Select Core Equity Fund, Regions Morgan Keegan Select Mid Cap Value Fund, Regions Morgan Keegan Value Fund, Regions Morgan Keegan Select Balanced Fund, Regions Morgan Keegan Select Fixed Income Fund, Regions Morgan Keegan Select Limited Maturity Fixed Income Fund, Regions Morgan Keegan Select Intermediate Tax Exempt Bond Fund, Regions Morgan Keegan Select Treasury Money Market Fund and Regions Morgan Keegan Select Money Market Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Chicago, IL
February 11, 2009